UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2007

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On April 17, 2007, the Audit Committee of the Board of Directors of Parker-Hannifin Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective upon completion of its services related to the audit of the Company’s consolidated financial statements for the fiscal year ending June 30, 2007.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended June 30, 2006 and June 30, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended June 30, 2006 and June 30, 2005 and through April 17, 2007, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years. In addition, during the fiscal years ended June 30, 2006 and June 30, 2005 and through April 17, 2007, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with a copy of the above disclosures, and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of PwC’s letter dated April 20, 2007 is attached as Exhibit 16.1 to this Form 8-K.

On April 17, 2007, the Audit Committee of the Board of Directors of the Company approved the appointment of Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008. During the fiscal years ended June 30, 2006 and June 30, 2005 and through April 17, 2007, neither the Company nor anyone on its behalf has consulted with D&T regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that D&T concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

As of the date of this Form 8-K, D&T has completed its attest client acceptance procedures and is in the process of completing certain non-audit assignments for the Company that could affect its independence. The Company expects D&T to complete those assignments and formally accept its engagement on or prior to May 31, 2007. Upon D&T’s formal acceptance of the engagement, the Company will file a Form 8-K with the specific date of the engagement and an update of the disclosures required by Item 304(a)(2) of Regulation S-K through the date of the engagement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

On April 23, 2007, the Company issued a press release announcing the approval of the change in its independent registered public accounting firm described in this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

99.1	Press release issued by Parker-Hannifin Corporation dated April 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Thomas A. Piraino, Jr.
Thomas A. Piraino, Jr.
Vice President and Secretary

Date: April 23, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

99.1	Press release issued by Parker-Hannifin Corporation dated April 23, 2007.